                                                                 EXHIBIT 4.1

COMMON STOCK                                                                                  COMMON STOCK

  NUMBER                                                                                          SHARES
NSOL                                [NETWORK SOLUTIONS LOGO]

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE

                                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                      AND A STATEMENT AS TO THE RIGHTS,
                                                                                         PREFERENCES, PRIVILEGES AND
                                                                                            RESTRICTIONS ON SHARES

                                                                                              CUSIP 64121Q 10 2

THIS CERTIFIES THAT


is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE
                    PER SHARE, OF NETWORK SOLUTIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                        [NETWORK SOLUTIONS INCORPORATED
                              CORPORATE SEAL 1979]


    [SIG]                                                         [SIG]

CHIEF FINANCIAL OFFICER                                 CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  TRANSFER AGENT AND REGISTRAR

BY
            AUTHORIZED SIGNATURE



     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
 TEN COM  --    as tenants in common
 TEN ENT  --    as tenants by the entireties         UNIF GIFT MIN ACT ......................... Custodian .........................
 JT TEN   --    as joint tenants with right of                                (Cust)                             (Minor)
                survivorship and not as tenants                         under Uniform Gifts to Minors
                in common                                               Act ........................................................
                                                                                                (State)
                                                     UNIF TRF MIN ACT  ................ Custodian (until age .......................
                                                                         (Cust)
                                                                       ............................ under Uniform Transfers
                                                                             (Minor)
                                                                     to Minors Act .................................................
                                                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, __________________ hereby sell, assign, and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------

-------------------------------------------

_______________________________________________________________________________
      (PLEASE TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________

                                X_______________________________________________

                                X_______________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad_15.